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                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 7, 2002


                         STATEFED FINANCIAL CORPORATION

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             (Exact name of Registrant as specified in its Charter)



     Delaware                         0-22790                 42-1410788

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(State or other                  (Commission File No.   (IRS Identification No.)
jurisdiction of incorporation)



13523 University Avenue, Clive, Iowa                             50325

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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (515) 223-8484

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                                       N/A

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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On June 7, 2002, the Registrant issued the press release attached hereto as Exhibit 99.

ITEMS 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Exhibits:

                           Exhibit 99 - Press release dated June 7, 2002






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                                   SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           STATEFED FINANCIAL CORPORATION


Date:  June 7, 2002                        By: /s/  Andra K. Black
                                               -------------------
                                           Andra K. Black
                                           Executive Vice President and CFO




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Exhibit 99.1


                         STATEFED FINANCIAL CORPORATION
                             13523 UNIVERSITY AVENUE
                                CLIVE, IOWA 50325


FOR MORE INFORMATION                                    FOR IMMEDIATE RELEASE
         Contact Andra K. Black                              June 7, 2002
         Executive Vice President & CFO
         at (515) 223-8484


                         STATEFED FINANCIAL CORPORATION
                           DECLARES CASH DIVIDEND AND
                          ANNOUNCES ANNUAL MEETING DATE


     DES MOINES, IOWA - StateFed Financial Corporation, parent corporation of State Federal Savings and Loan Association of Des Moines, announced today that the Corporation will pay a regular cash dividend of $.10 (10 cents) per share for the 4th quarter of the 2002 fiscal year. The dividend will be payable on July 5, 2002 to shareholders of record on June 30, 2002.

     State Federal serves central Iowa through its three offices located in Des Moines and Clive, Iowa. At June 7, 2002, State Federal exceeded all applicable regulatory capital requirements on a fully-phased in basis.

     The Corporation had $96.5 million in assets and $14.5 million in stockholders' equity as of March 31, 2002. The Corporation's stock trades on the NASDAQ System under the symbol "SFFC".

     The annual meeting of shareholders will be held at 2:30 p.m. on Wednesday, October 23, 2002 at the West Des Moines Marriott, 1250 74th Street, West Des Moines, Iowa 50266.

     When used in this press release or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "significantly" or similar expressions are intended to identify "forward-looking statements"

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within the meaning of the Private Securities Litigation Reform Act of 1995. The
Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and to advise readers that various factors including regional and national economic conditions, changes in levels of market interest rates, credit risks of lending activities and competitive and regulatory factors could affect the Bank's financial performance and could cause the Company's actual results for future periods to differ materially from those anticipated or projected.

     The Company does not undertake, and specifically disclaims, any obligations to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect the occurrence of anticipated events or circumstances after the date of such statements.